EXHIBIT 99.1

Triarc Companies, Inc.
1155 Perimeter Center West
Suite 1200
Atlanta, GA 30338

For Immediate Release

CONTACT:	Anne A. Tarbell
Triarc Companies, Inc.
(212) 451-3030

TRIARC TO SELL ITS INTEREST IN DEERFIELD & COMPANY LLC

•	DFR to acquire Deerfield for a total nominal consideration of approximately $225 million

•	Triarc to receive total nominal consideration of approximately $145 million consisting of senior secured notes and convertible preferred stock

•	Following Deerfield sale, Triarc to become a “pure play” restaurant company

Atlanta, GA, December 18, 2007 – In connection with its corporate restructuring, Triarc Companies, Inc. (NYSE: TRY; TRY.B or “Triarc”) announced today that a definitive agreement has been entered into pursuant to which Deerfield Triarc Capital Corp. (NYSE: DFR or “DFR”) will acquire Deerfield & Company LLC (“Deerfield”), a Chicago-based fixed income asset manager in which Triarc owns a majority interest and which, through a subsidiary, externally manages DFR. The sale is expected to be completed prior to year-end 2007, subject to satisfaction of customary closing conditions.

The total nominal consideration to be received by Triarc and other members of Deerfield is approximately $225 million, consisting of approximately $75 million aggregate principal amount of five-year senior secured notes bearing an initial interest rate of LIBOR plus 500 basis points and 15 million shares of newly issued DFR convertible preferred stock (having a liquidation value of $10.00 per share and a value of $7.06 per share based on the current market value of DFR’s common stock as of the close of business on December 17, 2007). In addition, the sellers will receive a distribution of approximately 329,000 shares of DFR common stock currently owned by Deerfield (having a current market value of approximately $2.3 million).

Accordingly, Triarc expects to receive total nominal consideration of approximately $145 million, consisting of approximately $48 million in senior secured notes, approximately 9.6 million shares of DFR convertible preferred stock (having a liquidation value of $10.00 per share and a value of $7.06 per share based on the current market value of DFR’s common stock as of the close of business on December 17, 2007), in consideration for its interest in Deerfield. Triarc will also receive approximately 205,000 shares of DFR common stock (having a current market value of approximately $1.5 million) currently owned by Deerfield. Each share of DFR preferred stock will be convertible into one share of DFR common stock upon receipt of DFR stockholder approval of the issuance of the underlying common stock. It is currently expected that a DFR shareholder meeting will be held in the first quarter of 2008. The DFR shares to be owned by Triarc following the closing of the transaction would represent approximately 16% of DFR’s outstanding common stock on an as converted basis. In connection with the transaction, Nelson Peltz, Triarc’s Chairman resigned from the DFR Board of Directors, and Peter W. May, Vice Chairman of Triarc, was elected to fill the vacancy created by Mr. Peltz’s resignation. Following the consummation of the transaction, DFR will discontinue the use of “Triarc” in its name and will be renamed Deerfield Capital Corp.

Following the sale of Deerfield, Triarc’s sole operating business will be the Arby’s® restaurant business. Triarc, through its subsidiaries, is the franchisor of the

Arby's restaurant system and the owner and operator of over 1,000 Arby’s restaurants. There are approximately 3,600 Arby’s restaurants worldwide.

Commenting on the sale of Deerfield, Roland C. Smith, Triarc’s Chief Executive Officer, said: “We are proud of what we have accomplished with Deerfield and believe we have realized substantial value from this investment.”

Smith added: “We have worked diligently to prepare for the day when Triarc will be a ‘pure play’ restaurant company. Now that our corporate restructuring is about to be accomplished, we believe that Arby’s will be able to significantly increase value through both organic growth and the acquisition of other restaurant companies.”

               Since Triarc’s acquisition of its interest in July 2004 for a fair value of approximately $86.5 million excluding transaction expenses, Deerfield has significantly expanded its investment advisory platform. Today, with offices in Chicago, New York and London, Deerfield is an SEC-registered fixed income alternative asset manager with strong growth potential. Deerfield specializes in credit and structured investment solutions and products, with teams dedicated to government arbitrage, bank loans, asset-backed securities, corporate debt securities, real estate and leveraged finance. In addition, since July 2004, assets under management have grown from approximately $8.1 billion to approximately $15.4 billion (including $718 million of assets relating to DFR) as of November 1, 2007.

The combination of DFR with Deerfield creates a well-positioned publicly traded fixed income alternative asset manager. By internalizing its investment manager, DFR effectively aligns interests, diversifies and expands its revenue and fee income stream without the payment of management and related incentive fees and provides immediate opportunity to create an efficient, lower costing operating structure, thus creating the potential for significant capital appreciation for DFR shareholders through increased earnings, higher return on equity (ROE) and multiple expansion. This combination, furthermore, is expected to enhance Deerfield’s brand positioning in the alternative investments marketplace, thereby providing DFR with potentially greater access to both additional capital and new talent.

The sale of Deerfield to DFR was the result of an extensive sale process and provides Triarc shareholders with the potential opportunity to participate in the future growth of the combined DFR/Deerfield business. As previously announced, in October 2007, the parties mutually terminated a prior April 2007 acquisition agreement because of instability in the credit markets and DFR’s inability to complete on acceptable terms the financing necessary to consummate the acquisition of Deerfield contemplated by the April 2007 agreement.

Triarc also said that alternatives for the shares of DFR convertible preferred stock as well as the underlying DFR common stock to be received by Triarc in the transaction are under review.

Goldman Sachs & Co. acted as Triarc’s financial advisor, and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as Triarc’s legal counsel.

Triarc is a holding company and, through its subsidiaries, is the franchisor of the Arby's restaurant system and the owner of approximately 94% of the voting interests, 64% of the capital interests and at least 52% of the profits interests in Deerfield & Company LLC (Deerfield), an asset management firm. The Arby's restaurant system is comprised of approximately 3,600 restaurants, of which, as of September 30, 2007, 1,097 were owned and operated by subsidiaries of Triarc. Deerfield, through its wholly-owned subsidiary Deerfield Capital Management LLC, is a Chicago-based asset manager offering a diverse range of fixed income and credit-

related strategies to institutional investors with approximately $15.4 billion under management as of November 1, 2007.

# # #

Notes to Follow

Notes To Press Release

1.

There can be no assurance that the sale of Deerfield will be completed, nor can there be any assurance, if the sale is completed, that the potential benefits of combining the two companies will be realized. The description of the sale of Deerfield contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the sale, copies of which will be filed by us with the Securities and Exchange Commission as exhibits to a Current Report on Form 8-K.

2.

There can be no assurance that the necessary DFR shareholder approval to allow the conversion of the DFR convertible preferred stock into DFR common stock will be obtained or the definitive timing of such approval. In addition, there can be no assurance that any acquisitions of other restaurant companies will occur or that if any such acquisition occurs it will be successfully integrated with the Company’s existing restaurant operations.

3.

Certain statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, “Triarc” or the “Company”) and statements preceded by, followed by, or that include the words ”may,” “believes,” “plans,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute ”forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements contained in this press release are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For all of our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by the forward-looking statements contained herein. Such factors, all of which are difficult or impossible to predict accurately and many of which are beyond our control, include, but are not limited to, the following:

•	competition, including pricing pressures and the potential impact of competitors’ new units on sales by Arby’s® restaurants;

•	consumers’ perceptions of the relative quality, variety, affordability and value of the food products we offer;

•	success of operating initiatives;

•	development costs, including real estate and construction costs;

•	advertising and promotional efforts by us and our competitors;

•	consumer awareness of the Arby’s brand;

•	the existence or absence of positive or adverse publicity;

•	new product and concept development by us and our competitors, and market acceptance of such new product offerings and concepts;

•

changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as “mad cow disease” and avian influenza or “bird flu”

•	changes in spending patterns and demographic trends, such as the extent to which consumers eat meals away from home;

•	adverse economic conditions, including high unemployment rates, in geographic regions that contain a high concentration of Arby’s restaurants;

•	the business and financial viability of key franchisees;

•	the timely payment of franchisee obligations due to us;

•	availability, location and terms of sites for restaurant development by us and our franchisees;

•	the ability of our franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;

•	delays in opening new restaurants or completing remodels;

•	the timing and impact of acquisitions and dispositions of restaurants;

•	our ability to successfully integrate acquired restaurant operations;

•	anticipated or unanticipated restaurant closures by us and our franchisees;

•	our ability to identify, attract and retain potential franchisees with sufficient experience and financial resources to develop and operate Arby’s restaurants successfully;

•	changes in business strategy or development plans, and the willingness of our franchisees to participate in our strategies and operating initiatives;

•	business abilities and judgment of our and our franchisees’ management and other personnel;

•	availability of qualified restaurant personnel to us and to our franchisees, and our and our franchisees’ ability to retain such personnel;

•

our ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby’s restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

•	changes in commodity (including beef and chicken), labor, supply, distribution and other operating costs;

•	availability and cost of insurance;

•	adverse weather conditions;

•	availability, terms (including changes in interest rates) and effective deployment of capital;

•

changes in legal or self-regulatory requirements, including franchising laws, investment management regulations, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

•	the costs, uncertainties and other effects of legal, environmental and administrative proceedings;

•	the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities; and

•

other risks and uncertainties affecting us and our subsidiaries referred to in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (see especially “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and in our other current and periodic filings with the Securities and Exchange Commission.

4.

The statements in this press release concerning Deerfield & Company LLC (“Deerfield”) that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Deerfield and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All

statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements relating to Deerfield are based on Deerfield’s current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Deerfield’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect Deerfield’s future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein.

The following factors, among others, could cause Deerfield’s actual results to differ materially from those described in the forward-looking statements:

•

significant reductions in Deerfield Capital Management LLC (“DCM”) client assets under management (which would reduce DCM’s advisory fee revenue), due to such factors as weak performance of its investment products (either on an absolute basis or relative to its competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that DCM trades, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products DCM offers, loss of investor confidence due to adverse publicity, and non-renewal or early termination of investment management agreements;

•	pricing pressure on the advisory fees that DCM can charge for its investment advisory services;
•

difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

•

DCM’s removal as investment advisor of one or more of the collateral debt obligation vehicles or other accounts DCM manages, or the reduction in DCM’s CDO or CLO management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs or CLOs;

•	availability, terms (including changes in interest rates) and effective deployment of capital;
•

changes in legal or self-regulatory requirements, including franchising laws, investment management regulations, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

•	the costs, uncertainties and other effects of legal, environmental and administrative proceedings, including a current inquiry by the Securities and Exchange Commission;
•	the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities; and
•

other risks and uncertainties affecting Deerfield referred to in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (see especially “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and in our other current and periodic filings with the Securities and Exchange Commission. Readers of this press release are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

5.

The statements in this press release concerning Deerfield Triarc Capital Corp. (“DFR”) that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of DFR and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to growth, business strategy and the benefits of the merger with Deerfield (the “Merger”), including statements expressing general optimism about future financial and operating results, cost savings, capital appreciation, return on equity and multiple expansion, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements relating to DFR are based on DFR’s current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. DFR’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect DFR’s future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include:

Factors relating to the merger:

•	DFR’s ability to integrate the businesses of DFR and Deerfield successfully and the amount of time and expense spent and incurred in connection with the integration;
•	the ability to realize the economic benefits that DFR anticipates as a result of the Merger;

•	federal income tax liability as a result of owning Deerfield and DCM through taxable REIT subsidiaries and the effect of DFR’s acquisition of Deerfield on its ability to continue to qualify as a REIT;
•	the impact of owning Deerfield on DFR’s ability to rely on an exemption from registration under the Investment Company Act of 1940;
•	the limitations or restrictions imposed on DCM’s investment and management services as a result of DFR’s ownership of DCM;
•

the impact of the issuance of $75 million of Senior Secured Notes as partial consideration for the Merger, including its impact on DFR’s liquidity, ability to raise additional capital and financial condition; and

•

the impact of the issuance of the Series A Preferred Stock in connection with the Merger and its conversion into common stock if approved by DFR’s stockholders, which may include dilution of the ownership of our common stock negatively impacting its market.

Factors relating to the ongoing operation of DFR:

•	higher or lower than expected prepayment rates on the mortgages underlying DFR’s mortgage securities holdings;
•	DFR’s inability to obtain favorable interest rates, margin or other terms on the financing that is needed to leverage DFR’s mortgage securities and other positions;
•	increased rates of default on DFR’s loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans;
•

flattening or inversion of the yield curve (short term interest rates increasing at a greater rate than longer term rates), reducing DFR’s net interest income on its financed mortgage securities positions;

•	DFR’s inability adequately to hedge its holdings sensitive to changes in interest rates;
•	narrowing of credit spreads, thus decreasing DFR’s net interest income on future credit investments (such as bank loans);
•	changes in REIT qualification requirements, making it difficult for DFR to conduct its investment strategy;
•	lack of availability of qualifying real estate-related investments;
•	DFR’s inability to continue to issue collateralized debt obligation vehicles (which can provide DFR with attractive financing for debt securities investments);

•	adverse changes in accounting principles, tax law, or legal/regulatory requirements;
•	competition with other REITs for those investments that are limited in supply;
•	changes in the general economy or debt markets in which DFR invests;
•	failure to comply with applicable laws and regulations;
•	limitations and restrictions contained in instruments and agreements governing indebtedness and preferred stock, including the Series A Preferred Stock;
•	ability to raise additional capital and secure additional financing;
•	ability to structure long-term incentives and retain key employees;
•	liability resulting from actual or potential future litigation;
•	the costs, uncertainties and other effects of legal, environmental and administrative proceedings, including a current inquiry by the Securities and Exchange Commission;
•	competition and the impact of competition;
•	actions of domestic and foreign governments and the effect of war or terrorist activity; and.
•

these and other factors that could cause DFR’s actual results to differ materially from those described in the forward-looking statements are set forth in DFR’s annual report on Form 10-K for the year ended December 31, 2006 and in DFR’s other public filings with the SEC and public statements by DFR. Readers of this press release are cautioned to consider these risks and uncertainties and not to place undue reliance on any forward-looking statements.

6.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.